Exhibit 77(q)(1)(a)(4)

                               ING INVESTORS TRUST

             AMENDMENT #9 TO THE AMENDED AND RESTATED AGREEMENT AND
                              DECLARATION OF TRUST

                          Effective: November 11, 2003

The undersigned being a majority of the trustees of ING Investors Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article XI,
Section 11.4 of the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio, an existing series of the Trust as set forth in Article VI, Section 6.2 as follows:

     1. The second sentence of Section 6.2 of the Declaration of Trust is hereby amended to read as follows:

     "The Series that have been established and designated as of the date first above written are as follows:

                           Fund for Life Series
                           ING AIM Mid Cap Growth Portfolio
                           ING Alliance Mid Cap Growth Portfolio
                           ING American Funds Growth Portfolio
                           ING American Funds Growth-Income Portfolio
                           ING American Funds International Portfolio
                           ING Capital Guardian Large Cap Value Portfolio
                           ING Capital Guardian Managed Global Portfolio
                           ING Capital Guardian Small Cap Portfolio
                           ING Developing World Portfolio
                           ING Eagle Asset Value Equity Portfolio
                           ING FMR(SM) Diversified Mid Cap Portfolio
                           ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ING Hard Assets Portfolio
                           ING International Portfolio
                           ING JPMorgan Small Cap Equity Portfolio
                           ING Janus Growth and Income Portfolio
                           ING Janus Special Equity Portfolio
                           ING Jennison Equity Opportunities Portfolio
                           ING Julius Baer Foreign Portfolio
                           ING Limited Maturity Bond Portfolio
                           ING Liquid Assets Portfolio
                           ING MFS Mid Cap Growth Portfolio
                           ING MFS Research Portfolio
                           ING MFS Total Return Portfolio
                           ING Marsico Growth Portfolio

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                           ING Mercury Focus Value Portfolio
                           ING Mercury Fundamental Growth Portfolio
                           ING PIMCO Core Bond Portfolio
                           ING PIMCO High Yield Portfolio
                           ING Salomon Brothers All Cap Portfolio
                           ING Salomon Brothers Investors Portfolio
                           ING Stock Index Portfolio
                           ING T. Rowe Price Capital Appreciation Portfolio ING T. Rowe Price Equity Income Portfolio
                           ING Van Kampen Equity Growth Portfolio
                           ING Van Kampen Global Franchise Portfolio
                           ING Van Kampen Growth and Income Portfolio
                           ING Van Kampen Real Estate Portfolio
                           ING UBS U.S. Balanced Portfolio"

The foregoing shall be effective upon the date first written above.

/s/ Paul S. Doherty                     /s/ David W.C. Putnam
---------------------------             -------------------------------
Paul S. Doherty, as Trustee             David W.C. Putnam, as Trustee


/s/ J. Michael Earley                   /s/ Blaine E. Rieke
---------------------------             -------------------------------
J. Michael Earley, as Trustee           Blaine E. Rieke, as Trustee


/s/ R. Barbara Gitenstein               /s/ John G. Turner
---------------------------             -------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee


/s/ Walter H. May                       /s/ Roger B. Vincent
---------------------------             -------------------------------
Walter H. May, as Trustee               Roger B. Vincent, as Trustee


/s/ Thomas J. McInerney                 /s/ Richard A. Wedemeyer
---------------------------             -------------------------------
Thomas J. McInerney, as Trustee         Richard A. Wedemeyer, as Trustee


/s/ Jock Patton
---------------------------
Jock Patton, as Trustee